Liberty Petroleum Inc.
4620 Manilla Road
Calgary, Alberta, T2G 4B7

March 25, 2008

To the Holders of the Liberty Petroleum Inc. Warrants:

Reference is hereby made to certain Warrant Agreements (the “Agreements”), issued by Liberty Petroleum Inc. in connection with the Class A, Class B and Class C Warrants (collectively, the “Warrants”). Terms used not otherwise defined herein shall have the meanings set forth for such terms in the Agreements.

The Warrant Commencement Date has been extended from May 26, 2008 to May 26, 2009 with respect to the Class A Warrants; to November 26, 2009 with respect to the Class B Warrants; and to May 26, 2010 with respect to the Class C Warrants.

Please evidence your receipt and acknowledgment of this letter by signing below and returning a copy of the letter to us at the number indicated above.

If you have any questions, please do not hesitate to contact the undersigned.

Sincerely,

Liberty Petroleum Inc.

/s/ Paul Uppal
By: Paul Uppal
President

Agreed and Acknowledged:

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